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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 1999 relating to the financial statements of Southwall Technologies Inc., which appears in Southwall's Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP

San Jose, California
May 21, 1999